Exhibit 23

            Consent of Independent Registered Public Accounting Firm


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the incorporation by reference in the Registration Statement on Form S-8 for the VSB Bancorp, Inc. 2004 Directors Stock Option Plan of our report dated March 16, 2007, appearing in the Annual Report on Form 10-KSB of VSB Bancorp, Inc. for the year ended December 31, 2006.




                                            /s/ Crowe Chizek and Company LLC
Livingston, New Jersey
March 23, 2007